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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 5, 2001

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                     0-25434                                     04-3040660
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             (Commission File Number)                         (I.R.S. Employer
                                                             Identification No.)

  15 Elizabeth Drive, Chelmsford, Massachusetts                    01824
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OF ASSETS

         On October 5, 2001, Brooks Automation, Inc. acquired substantially all of the assets of General Precision, Inc. ("GPI"), in exchange for 850,000 shares of our Common Stock (the "Brooks Shares"), subject to adjustment based upon calculation of the net book value of the assets on the closing date. GPI is a leading supplier of high-end environmental solutions for the semiconductor industry. GPI, headquartered in Valencia, California, is a leader in state-of-the-art environmental control systems and products to support critical processes. GPI is a leader in the design, development and manufacture of state-of-the-art products which provide contamination control, process isolation and precise temperature/humidity control solutions to support a wide variety of critical processes and manufacturing applications for the semiconductor, disc-drive, pharmaceutical and aerospace industries.

         The Brooks Shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). However, in connection with the acquisition, we agreed to file a registration statement on Form S-3 within 60 days after the closing date covering the resale by holders of the Brooks Shares.

         The terms of the acquisition of GPI are more fully described in the Asset Purchase Agreement dated October 5, 2001, between GPI and us, filed as an exhibit to this Form 8-K.

         The terms of the transaction and the consideration received by the parties were a result of arm's length negotiations between our representatives and representatives of GPI. Prior to the completion of the transaction, we had no material relationship with GPI.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The required financial statements relating to General Precision, Inc. are not included in this Report. The Registrant plans to file the required financial statements by December 19, 2001.


         (b)      UNAUDITED PRO FORMA FINANCIAL INFORMATION

                  The required pro forma financial information is not included in this Report. The Registrant plans to file the required pro forma financial information by December 19, 2001.


         (c)      EXHIBITS

                  Item No.    Description
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                     2.1      Asset Purchase Agreement dated October 5, 2001 by
                              and among Brooks Automation, Inc., General
                              Precision, Inc., GPI-Mostek, Inc., Nasr Family
                              Trust Dated September 7, 1999, Moustafa O. Nasr and Samia M. Nasr

                    10.1 Lease Agreement Between The Nasr Family Trust dated 9/7/1999 and Brooks Automation, Inc., as tenant, for 25000 Avenue Stanford, Valencia, California



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 17, 2001              BROOKS AUTOMATION, INC.

                                      By:  /s/ Ellen B. Richstone
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                                          Ellen B. Richstone
                                          Senior Vice President of Finance and
                                          Administration and Chief Financial
                                          Officer